UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.     20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of Earliest Event
Reported): April 28, 2000

FDN, INC. FORMERLY DOING
BUSINESS
As "MERCURY CAPITAL CORP."

COLORADO            0-25519           84-0644739

(State or other  (Commission File    IRS Employer
jurisdiction of	     Number)  		       I.D. No.)
incorporation)

2290 Lee Rd.
Winter Park, FL 				             32789
(Address of principal     		   (Zip Code)
executive offices)

(407) 702.2000
Registrant's telephone number, including area code:

Mercury Capital Corporation
5770 South Beech Ct.
Greenwood Village, CO 80121
(303) 221. 7376
(Former name, address and telephone number)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA INFORMATION
AND EXHIBITS

A.	Financial Statements of Business Acquired

The financial statements of FDN, Inc.
as of December 31, 1999 and 1998 and for the two years then ended, together with the audit report of Lazar
Levine & Felix LLP dated April 17, 2000 is attached as Exhibit A.

B. Pro Forma Financial Information

Pro forma financial schedules are attached hereto as Exhibit B.

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SIGNATURES

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Colin Cave /s/
Colin Cave
Chief Financial Officer
Date: April 28, 2000

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